                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K/A

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                   February 15, 1999
                            ------------------------------

                      Travelers Bank Credit Card Master Trust I
                      -----------------------------------------

         Delaware                    333-40381                   52-2069082
      ---------------------------------------------------------------------
      State of other          (Commission File Number)         (IRS Employer
jurisdiction of incorporation                                Identification No)


                  Suite 300B
              100 Commerce Drive
               Newark, Delaware                                    19713
      ---------------------------------------------------------------------


                                 (302) 451-6456
                                 --------------

                     TRAVELERS BANK CREDIT CARD MASTER TRUST I
                             CURRENT REPORT ON FORM 8-K


     The Form 8-K of Travelers Bank Credit Card Master Trust I originally filed with the Securities and Exchange Commmission on February 16, 1999 is hereby amended and restated in its entirety as follows:

ITEM 5.  OTHER EVENTS.

Information relating to (i) the distributions to Certificateholders for the February 15, 1999 Distribution date in respect of the Class A 6.00% Asset-Backed Certificates, Series 1998-1 Issued by Travelers Bank Credit Card Master Trust I and (ii) the performance of Travelers Bank Credit Card Master Trust I and (iii) certain other information relating to the Class A 6.00% Asset Backed Certificates, Series 1998-1 is contained in the Monthly Report provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among CC Credit Card Corporation, as Transferor, Travelers Bank & Trust fsb, as Servicer and the Bank of New York as Trustee. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          EXHIBITS

Exhibit Number      Exhibit Description
--------------      -------------------

20.1 Monthly report relating to the February 15, 1999 Distribution Date in respect of the Class A.6.00% Asset-Backed Certificates, Series 1998-1 issued by Travelers Bank Credit Card Master Trust I.

                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Dated: March 25, 1999        TRAVELERS BANK CREDIT CARD MASTER TRUST I

                             By:  TRAVELERS BANK & TRUST,
                                           FSB,
                                       AS SERVICER

                             By: /s/ John J. Rosko
                                ----------------------------
                                Name:  John J. Rosko
                                Title:  Vice President

                                  INDEX OF EXHIBITS


Exhibit Number      Exhibit Description
--------------      -------------------

20.1 Monthly Report relating to the February 15, 1999 Distribution Date in respect of the Class A 6.00% Asset-Backed Certificates, Series 1998-1 issued by Travelers Bank Credit Card Master Trust I.